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Exhibit 23.1


WEINBERG & COMPANY, P.A.
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CERTIFIED PUBLIC ACCOUNTANTS





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

WE HEREBY CONSENT TO THE USE IN THE FORM S-8 REGISTRATION STATEMENT OF 37 POINT 9 AND SUBSIDIARIES OUR REPORT FOR THE YEAR ENDED DECEMBER 31, 2001 DATED APRIL 13, 2002 AND THE QUARTER ENDED JUNE 30, 2002, RELATING TO THE FINANCIAL STATEMENTS OF 37 POINT 9 AND SUBSIDIDARIES WHICH APPEAR IN SUCH FORM S-8, AND TO THE REFERENCE TO OUR FIRM UNDER THE CAPTION "EXPERTS" IN THE PROSPECTUS.



                                                    /S/ WEINBERG & COMPANY, P.A.
                                                    ----------------------------
                                                    WEINBERG & COMPANY, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS


LOS ANGELES, CALIFORNIA
OCTOBER 16, 2002